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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 7, 2004

                                  ORETECH, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

         Nevada                      0-26755                   88-0409147
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(State or other jurisdiction     (Commission File             (IRS Employer
    of incorporation)                 Number)             Identification Number)

                309 State Docks Road, Phenix City, Alabama 36869

               (Address of Principal Executive Offices) (Zip Code)

                                 (334) 297-0663

              (Registrant's telephone number, including area code)

                            Exhibit Index at Page __



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           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This Form 8-K contains forward-looking statements, including (without limitation) statements regarding possible or assumed future events and the results of operations of Oretech, Inc. ("Oretech") that are based on current expectations, estimates, forecasts and projections about the industries in which Oretech operates and beliefs and assumptions of the management of Oretech. Words such as and those preceded by, followed by or that include the words "believes," "could," "expects," "targets," "goals," "projects," "intends," "plans," "seeks," "anticipates," or similar expressions or variations of such words are intended to identify such forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that may cause or contribute to such differences include, but are not limited to, those discussed under the section entitled "Risk Factors" and elsewhere and in other reports Oretech files with the Securities and Exchange Commission, specifically the most recent reports on Form 10-KSB and Form 10-QSB, each as it may be amended from time to time. Oretech undertakes no obligation to revise or update publicly any forward-looking statements for any reason. For those forward-looking statements, Oretech claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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         On January 7, 2004, our Board of Directors, acting on the advice of our
Audit Committee, approved a change in the Registrant's independent auditors. Previously, the independent auditing firm of Rotenberg & Co., LLP had issued reports covering the fiscal years ended June 30, 2001, 2002 and 2003, on financial statements of the Registrant.

         There have been no "disagreements" within the meaning of Item 304 (a)
(1) (iv) of Regulation S-K or any events of the type listed in Item 304 (a) 1
(iv) (A) through (E) of regulation S-K involving Rotenberg & Co., LLP that occurred within the Registrant's last three fiscal years and any subsequent period.

         None of the reports of Rotenberg & Co., LLP on the financial statements of the Registrant for the periods indicated above contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor have there been at any time, disagreements between the Registrant and Rotenberg & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. However, the audit reports on the financial statements for the above periods were modified because of a going concern uncertainty.

         On January 23, 2004, the Registrant retained the accounting firm of Evans, Gaither & Associates to serve as its independent accountants to audit its financial statements beginning with the fiscal year that began on July 1, 2003. Prior to its engagement as independent auditors of the Registrant, Evans, Gaither & Associates had not been consulted by the Registrant regarding any matters noted in Items 304 (a) (2) (i) and (ii) of Regulation S-K, either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on financial statements of the Registrant or on any other matter that was the subject of any prior disagreement between the Registrant and its previous certifying accountants.



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Item 7. Financial Statements and Exhibits.
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(c)      Exhibits
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         16.1     Letter from Rotenberg & Co., LLP dated January 23, 2004,
                  regarding a change of auditors.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  January 23, 2004

                                            ORETECH, INC.

                                            By: s/s Francis C. Hargarten
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                                                Francis C. Hargarten
                                                President